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                                                                    EXHIBIT 10.9


                  AMENDMENT NUMBER ONE TO THE RIGHTS AGREEMENT

         Amendment Number One dated as of December 19, 1997 ("Amendment Number One"), by and between American Bankers Insurance Group, Inc., a Florida corporation (the "Company") and ChaseMellon Shareholder Services, LLC (as successor to Manufacturers Hanover Trust Company ("Manufacturers Hanover"), a New York banking corporation, the "Rights Agent"), to the Rights Agreement (as hereinafter defined). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Rights Agreement.

                                    RECITALS

         WHEREAS, the Company and Manufacturers Hanover entered into and executed the Rights Agreement dated as of February 24, 1988, as Amended and Restated as of November 14, 1990 (the "Rights Agreement"); and

         WHEREAS, the Company and the Rights Agent have agreed to and hereby desire to supplement and amend the Rights Agreement in the manner set forth herein; and

         WHEREAS, except as otherwise stated herein, the Rights Agreement remains in full force and effect; and

         NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, the Company and the Rights Agent hereby agree to amend and supplement the Rights Agreement as follows:

         SECTION 1, CERTAIN DEFINITIONS, IS HEREBY AMENDED BY DELETING THE CURRENT DEFINITION OF "ACQUIRING PERSON" IN ITS ENTIRETY AND REPLACING SUCH DEFINITION WITH THE FOLLOWING DEFINITION:

         (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan. Notwithstanding anything to the contrary contained herein, American International Group, Inc. (the "Parent"), AIGF, Inc. (the "Merger Sub") or any of Parent's or Merger Sub's Affiliates shall not be deemed to be an Acquiring Person for any purpose of this Agreement solely by reason of the execution, delivery or consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of December 21, 1997, among the Company, Parent and Merger Sub (the "Merger Agreement"), the Stock Option Agreement dated as of December 21, 1997, between the Company and Parent (the "Stock Option Agreement") and the Voting Agreement dated as of December 21, 1997, among Parent and certain stockholders of the Company (the "Voting Agreement").


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         SECTION 1, CERTAIN DEFINITIONS, IS HEREBY FURTHER AMENDED BY ADDING THE
FOLLOWING SECTION TO THE END OF SUBSECTION (c), THE DEFINITION OF "BENEFICIAL OWNER:"

         (iv) notwithstanding anything herein to the contrary, Parent, Merger Sub or any of Parent's or Merger Sub's Affiliates shall not be deemed to be a Beneficial Owner for any purpose of this Agreement of any shares of Common Stock acquired or to be acquired pursuant to the execution, delivery or consummation of the transactions contemplated by the Merger Agreement, the Voting Agreement or the Stock Option Agreement, including without limitation the granting of an irrevocable proxy pursuant to the Stock Option Agreement.

         SECTION 3, ISSUANCE OF RIGHTS CERTIFICATES, SHALL BE AMENDED BY ADDING THE FOLLOWING SENTENCE TO THE END OF SUBSECTION (a) IN SECTION 3:

         Notwithstanding anything herein to the contrary, the date of execution, delivery or consummation of the transactions contemplated by the Merger Agreement, the Stock Option Agreement and the Voting Agreement shall not be deemed to be a Distribution Date for any purpose of this Agreement solely by reason of such execution, delivery or consummation.

         This Amendment Number One may be executed in any number of counterparts with the same effect as if the signatures thereunto and hereto were upon the same instrument.










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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Number One to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.

ATTEST:                             AMERICAN BANKERS
                                    INSURANCE GROUP, INC.


By:                                 By:
    ----------------------------        ------------------------
    Name:                               Name:
    Title:                              Title:


ATTEST:                             THE CHASE MANHATTAN
                                    BANK


By                                  By:
    ----------------------------        ------------------------
    Name:                               Name:
    Title:                              Title: